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                                                                   Exhibit 10.25

                                PLEDGE AGREEMENT

In order to induce Red Robin International, Inc., a Nevada corporation ("Red Robin"), to loan Michael J. Snyder ("Snyder") the sums referenced in paragraph 3(f), "Loans," of that certain Employment Agreement between Red Robin and Snyder, dated May 11, 2000, Snyder hereby agrees as follows:

1. Definitions.

     When used herein, the terms set forth below shall be defined as follows:

     (a) "Collateral" means the 150,000 shares of the common stock of Red Robin evidenced by certificate No. 154 and all additions thereto and substitutions therefore and all cash proceeds thereof in excess of any taxes payable by Snyder thereon.

     (b) "Event of default" means: (i) any default with respect to payment or performance of the Obligations; (ii) insolvency of any of Snyder; (iii) a creditors committee is appointed to the business of Snyder; (iv) Snyder makes an assignment for the benefit of creditors or a petition in bankruptcy or for reorganization or to affect the plan of arrangement with creditors is filed by or against Snyder; (v) Snyder applies for or permits the appointment of a receiver or trustee for any or all of his property or assets, or any such receiver or trustee has been appointed for any or all of his property or assets;
(vi) any of the above action or proceedings are commenced by or against Snyder;
(vii) a proceeding is filed or commenced by or against Snyder for dissolution or liquidation; or (viii) Snyder dies.

     (c) "Obligations" means all indebtedness arising under the Promissory Note and all liabilities of Snyder to Red Robin of every kind and description arising under said Promissory Note, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise out of the Promissory Note; including without limitation, all loans made by Red Robin to Snyder pursuant to the Employment Agreement (including any renewal or extension thereof), all undertakings to take or refrain from taking any action, and all interest, taxes, fees, charges, expenses and attorney fees chargeable to Snyder or incurred by Red Robin in connection with any transaction between Snyder and Red Robin arising out of the Promissory Note.

     (d) "Promissory Note" means that certain Promissory Note Secured by Pledge of Stock executed of even date herewith in consideration of Red Robin's loan to Snyder of $300,000 pursuant to paragraph 3(f) of the Employment Agreement mentioned above.

2. Pledge of Collateral.

To secure the payment and performance of the Obligations, Snyder hereby pledges, assigns and transfers to Red Robin, and grants to Red Robin a continuing security interest in all of the Collateral.

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3. Representations and Warranties.

The undersigned agrees to reimburse Red Robin on demand for all amounts paid or advanced by Red Robin for the purpose of preserving the Collateral or any part thereof and/or any liabilities or expenses incurred by Red Robin as the transferee or holder of the Collateral. Red Robin shall exercise reasonable care and custody in preserving the Collateral to the extent required by applicable statute and use commercially reasonable efforts to take any action in respect to the Collateral that Snyder reasonably requests in writing. Red Robin's failure to do any such act, however, shall not be deemed a failure to exercise reasonable care.

4. General Covenants.

Red Robin shall be under no duty to: (i) collect the Collateral or any proceeds thereof or give any notice with respect thereto; (ii) preserve the rights of Snyder with respect to the Collateral against third parties; (iii) sell or otherwise realize upon the Collateral; or (iv) seek payment of the Obligations from any particular source. Without limiting the generality of the foregoing, Red Robin shall not be obligated to take any action in connection with any conversion, call, rejection, retirement or any other event relating to the Collateral.

The Collateral also stands as collateral security for that certain Promissory Note which Snyder gave to Red Robin on June 30, 2000, which is evidenced by a Pledge Agreement, also dated June 30, 2000. After payment of part of the Obligations under the Promissory Note and the Promissory Note of June 30, 2000, Red Robin may retain as security for any remaining Obligations a portion of the Collateral equal to the amounts remaining under both Promissory Notes using a value of $2.25 per share for said Red Robin common stock, and Red Robin may retain this Agreement as evidence of such security.

5. Rights and Remedies.

Red Robin shall have, among other rights and remedies, those provided in paragraph 5(a) at all times before and after an event of default occurs, and shall have all the rights and remedies enumerated in this Section 5 after an event of default occurs.

     (a) Red Robin may, at its option, upon thirty days' notice to Snyder: (i) transfer into its name or the name of its nominee any part of the Collateral;
(ii) demand, sue for, collect and receive all interest, dividends, including liquidating dividends, and other proceeds thereof, and hold same as security for payment of Obligations or, if cash proceeds, apply the portion of the cash proceeds after deducting the amount of any taxes Snyder owes thereon, as payment of the Obligations; or (iii) demand, sue for, collect or make any settlement or compromise Red Robin deems desirable with respect to any Collateral.

     (b) If any event of default occurs, and so long as it continues, Red Robin may declare all Obligations to be due and payable regardless of their terms, without notice, protest, presentment, or demand, all of which Snyder hereby expressly waives. While an event of default exists, Red Robin shall have, in addition to all rights and remedies contained herein and in other existing or future agreements, guaranties, notes, instruments, and documents executed by Snyder and

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delivered to Red Robin pertaining to this Agreement or to the Obligations all rights and remedies available to Red Robin under applicable law. Such additional rights and remedies shall include those of a secured party under the Uniform Commercial Code in force in the state of Colorado as of the date hereof. All of Red Robin's rights remedies shall be cumulative and non-exclusive to the extent permitted by law.

6. General.

     (a) Each reference herein to Red Robin shall be deemed to include the successors and assigns of Red Robin, and each reference to Snyder shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of Snyder, all of whom shall be bound by the provisions hereof.

     (b) No delay by Red Robin in exercising any rights or other failure to exercise the same shall operate as a waiver of such rights. No notice to Snyder or demand made upon Snyder by Red Robin shall be deemed a waiver of any Obligations or the right of Red Robin to take other or further action without notice or demand as provided herein. No modification or waiver of the provisions hereof shall be effective unless in writing signed by Red Robin, nor shall any waiver be applicable except in the specific instance or matter for which given.

     (c) Snyder certifies and covenants that all acts, conditions and things required be done or performed as conditions precedent to the creation and issuance of this Agreement have been done or performed, and this Agreement is valid and legally binding upon Snyder in accordance with its terms.

     (d) This Agreement is and shall be deemed to be a contract entered into and made under the laws of the state of Colorado. This Agreement shall in all respects be governed, construed, applied and enforced in accordance with laws of the state of Colorado. If Red Robin brings any action hereunder in any Colorado or federal court of record, Snyder consents to personal jurisdiction over him by such court or courts and agrees that service of process may be made upon him by delivering a copy of the summons and complaint to him in the manner and at the address specified in paragraph 6(h) hereof or in any other manner provided by law.

     (e) IN ANY ACTION BROUGHT TO ENFORCE OR TO INTERPRET THIS AGREEMENT, SNYDER WAIVES THE RIGHT TO DEMAND TRIAL BY JURY.

     (f) Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any portion of this Agreement is declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions, and this Agreement shall continue in effect as if this Agreement had been executed without the invalid portions.

     (g) The section headings herein are included for convenience only and shall not be deemed to be part of this Agreement.

     (h) Any notice that either party may or must give to the other shall mailed by United

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States Mail, return receipt requested, postage prepaid, or delivered by a national courier service to the address for the party provided below. If mailed, the notice shall be deemed received two business days after being deposited in the United States mail. If delivered via courier service, then the notice shall be deemed when signed for by the recipient. Either party may change its address for notices to a new street address (but not a post office box or other address at which courier service is not accepted) by notifying the other party in writing of the new street address.

     Notices directed to Red Robin:     Red Robin International, Inc.
                                        5575 DTC Parkway, Suite 110
                                        Englewood, CO 80111
                                        Attn: Legal Department

     Notices directed to Snyder:        Michael J. Snyder
                                        142 Capulin Place
                                        Castle Rock, CO 80104-9046

7. Assignment by Red Robin.

Red Robin may from time to time without notice to Snyder sell, assign, transfer or otherwise dispose of all or part of the Obligations and/or the Collateral therefore. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral shall have the right to enforce this Agreement by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Red Robin's sale, assignment, transfer or disposal of part of the Obligations or Collateral shall not impair Red Robin's right to enforce this Agreement for its benefit as to the portion of the Obligations or Collateral that Red Robin has not sold, assigned, transferred or otherwise disposed of.

Snyder acknowledges that this Agreement and the Collateral may be transferred to Finova Capital Corporation or other party to secure a loan to Red Robin. If the Promissory Note shall be paid prior to the expiration of the security interest in the Collateral in favor of Finova Capital Corporation or other party, then Snyder authorizes Red Robin to transfer the Collateral to Finova Capital Corporation or such other party as may be designated to hold the Collateral under any present or future pledge agreement between Snyder and Finova Capital Corporation or other party.

Executed at Greenwood Village, Colorado, this 30th day of June 2000.


/s/ Michael J. Snyder
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Michael J. Snyder

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